SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 26, 1996

                                      VALUE MERCHANTS, INC.

               (Exact name of registrant as specified in charter)


         Wisconsin                               1-10973               9-1103185
(State of other jurisdiction              (Commission            (IRS Employer
   of incorporation)                      File Number)     Identification No.)



710 North Plankinton Avenue, Milwaukee, WI                              53203
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (414) 274-2575





          (Former name or former address, if changed since last report)


Item 3.   Bankruptcy or Receivership.

     On May 2, 1996 the United States Bankruptcy Court for the Eastern District of Wisconsin (the "Court") entered an order converting the 1993 chapter 11 cases of the Company and its subsidiary, Everything's A Dollar, Inc., respectively case numbers 93-26733-JES and 93-26734-JES, to cases under chapter 7 of the Bankruptcy Code.

     On May 2, 1996 the Court entered an order converting the 1996 chapter 11 cases, respectively case numbers 96-22218-JES and 96-22219-JES, to cases under chapter 7 of the Bankruptcy Code. Michael F. Dubis was appointed as the chapter 7 trustee with expanded powers to operate the retail business of Everything's A Dollar. Mr. Dubis has retained Randall D. Crocker as legal counsel. Mr. Dubis has obtained Court authority to close the retail operations and liquidate all assets. The Court has approved The Nassi Group, LLC to conduct store closure sales at the retail stores.

Item 5.   Other Events.

     Effective as of April 26, 1996, William B. Edwards resigned from the position of acting Chief Operating Officer of Everything's A Dollar, Inc.

     Effective as of May 2, 1996, all members of the Board of Directors of Value Merchants, Inc. and its subsidiary, Everything's A Dollar, Inc., resigned their positions.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit No.    Description of Document

     99.1 Order converting case 93-26733-JES to a chapter 7 case and authorizing the appointment of a chapter 7 trustee.

     99.2 Order converting case 93-26734-JES to a chapter 7 case and authorizing the appointment of a chapter 7 trustee.

     99.3 Order converting case 96-22218-JES to a chapter 7 case and authorizing the appointment of a chapter 7 trustee.

     99.4 Order converting case 93-22219-JES to a chapter 7 case and authorizing the appointment of a chapter 7 trustee.

     99.5      Appointment of chapter 7 trustee in the 1993 cases.

     99.6      Appointment of chapter 7 trustee in the 1996 cases.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              VALUE MERCHANTS, INC.

                              Date:     May 15, 1996



                              By:  /s/ Ronald E. Skelton
                                 Ronald E. Skelton, Vice President, Treasurer


                                INDEX TO EXHIBITS

(99) Additional Exhibits

     99.1 Order converting case 93-26733-JES to a chapter 7 case and authorizing the appointment of a chapter 7 trustee.

     99.2 Order converting case 93-26734-JES to a chapter 7 case and authorizing the appointment of a chapter 7 trustee.

     99.3 Order converting case 96-22218-JES to a chapter 7 case and authorizing the appointment of a chapter 7 trustee.

     99.4 Order converting case 93-22219-JES to a chapter 7 case and authorizing the appointment of a chapter 7 trustee.

     99.5      Appointment of chapter 7 trustee in the 1993 cases.

     99.6      Appointment of chapter 7 trustee in the 1996 cases.